UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

Array BioPharma Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-16633	23-2908305
(Commission File Number)	(I.R.S. Employer Identification No.)

3200 Walnut Street, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

303-381-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, “Array BioPharma,” “Array,” “we,” “us” and “our” refer to Array BioPharma Inc., unless the context otherwise provides.

Item 1.01       Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 2, 2011, we entered into a Securities Purchase Agreement with Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., and Deerfield International Limited, or, collectively, Deerfield, pursuant to which Deerfield agreed to purchase 10,135 shares of our Series B Convertible Preferred Stock, or Series B Preferred Stock, for an aggregate purchase price of $30.0 million. A copy of the Securities Purchase Agreement is attached to this Form 8-K as Exhibit 10.52.

The rights, preferences and privileges of the Series B Preferred Stock are set forth in a Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, or Certificate of Designations, that we will file with the Secretary of State of the State of Delaware on May 2, 2011, a form of which is attached as Exhibit 4.5. Each share of Series B Preferred Stock is convertible into 1,000 shares of our common stock at any time at the option of the holder, provided that the holder will be prohibited from converting Series B Preferred Stock into shares of our common stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 9.985% of the total number of shares of our common stock then issued and outstanding. In the event of our liquidation, dissolution, or winding up, holders of our Series B Preferred Stock will receive a payment equal to $0.001 per share of Series B Preferred Stock before any proceeds are distributed to the holders of our common stock or any class of stock that is subsequently authorized and issued that ranks junior to the Series B Preferred Stock. Shares of Series B Preferred Stock will generally have no voting rights, except as required by law and except that the consent of holders of a majority of the outstanding Series B Preferred Stock will be required to amend the terms of the Series B Preferred Stock or the Certificate of Designations. The Series B Preferred Stock will not be entitled to receive any dividends, unless and until specifically declared by our Board of Directors.

Offering

The offering described above is being made pursuant to a shelf registration statement we filed with the Securities and Exchange Commission, or SEC, on November 7, 2008, which became effective on December 4, 2008 (File No. 333-155221). The closing of the offering is expected to take place on or about May 3, 2011. A prospectus supplement relating to the offering has been filed with the SEC. A copy of the opinion of Gross Hartman LLC relating to the legality of the issuance and sale of the securities in the offering is attached to this Form 8-K as Exhibit 5.1.

Facility Agreement Amendment

We previously entered into Facility Agreements dated April 29, 2008 and May 15, 2009, collectively, the Facility Agreements, with Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P., pursuant to which Deerfield provided us with secured loans in the aggregate principal amount of $120 million. Concurrent with the execution of the Securities Purchase Agreement, we entered into an amendment to the Facility Agreements pursuant to which all of the gross proceeds of the offering described above will be used to prepay $30.0 million of the principal amount that otherwise would have been required to be repaid in April 2014. The amendment also amends the Facility Agreements (i) to extend the final payment date under the Facility Agreements from April 2014 to June 2015 for all but $20 million in principal amount, and accrued interest, and to June 2016 for the remaining principal amount, and accrued interest, outstanding under the Facility Agreements; (ii) reduces the minimum cash and cash equivalent balances Array must maintain that results in adjustments to the applicable interest rate, (iii) increased the amount of the outstanding debt that is subject to prepayment out of a percentage of Array’s collaboration and licensing transactions entered into after January 1, 2011, and (iv) increased the maximum number of shares of Array Common Stock that Array may issue to satisfy payment of the debt.

The amendment will be effective as of and contemporaneously with the closing of the offering described above. A copy of the amendment is attached to this Form 8-K as Exhibit 10.53.

Amendment to Warrants

In connection with the Facility Agreements, in May 2009 we issued Deerfield warrants to purchase an aggregate of 6,000,000 shares of our common stock at an exercise price of $3.65 per share, and in July 2009 we issued Deerfield warrants to purchase an aggregate of 6,000,000 shares of our common stock at an exercise price of $4.19 per share. In connection with the amendment to the Facility Agreements and the offering described above, we agreed to amend the warrants issued to Deerfield to extend the date on which the term expires to June 30, 2016. Other than the extension of the term, the provisions of the Warrants remain unchanged. A copy of the form of Amendment No. 1 to Warrants to Purchase Common Stock is attached to this Form 8-K as Exhibit 10.54.

On May 2, 2011, we also issued a press release announcing the offering and the amendments to the Facility Agreements and the warrants described above. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 5.03                 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2011, pursuant to the Securities Purchase Agreement entered into between Array and Deerfield described under Item 1.01 above, Array filed a Certificate of Designation of Series B Convertible Preferred Stock (the "Series B Preferred Stock") with the Delaware Secretary of State classifying and designating the rights, preferences and privileges of the Series B Preferred Stock (the "Certificate of Designation"). The form of the Certificate of Designation is attached to this Form 8-K as Exhibit 4.5. Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03.

Item 9.01                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.5	Certificate of Designations of Series B Convertible Preferred Stock of Array BioPharma Inc.

5.1	Opinion of Gross Hartman LLC.

23.1	Consent of Gross Hartman LLC (included in Exhibit 5.1).

10.52

Securities Purchase Agreement, dated as of May 2, 2011, between Array BioPharma Inc. and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., and Deerfield International Limited.

10.53

Letter Agreement dated as of May 2, 2011 amending the Facility Agreement, dated as of May 15, 2009, between Array BioPharma Inc. and Deerfield Private Design Fund, L.P., and Deerfield Private Design International, L.P., and amending the Facility Agreement, dated as of April 29, 2008, between Array BioPharma Inc. and Deerfield Private Design Fund, L.P., and Deerfield Private Design International, L.P.

10.54	Form Amendment No. 1 to Warrants to Purchase Common Stock of Array BioPharma Inc.

99.1	Press Release Announcing Offering and Amendment to Facility Agreements and Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2011	Array BioPharma Inc.

	By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.5	Certificate of Designations of Series B Convertible Preferred Stock of Array BioPharma Inc.

5.1	Opinion of Gross Hartman LLC.

23.1	Consent of Gross Hartman LLC (included in Exhibit 5.1).

10.52

Securities Purchase Agreement, dated as of May 2, 2011, between Array BioPharma Inc. and Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P., and Deerfield International Limited.

10.53

Letter Agreement dated as of May 2, 2011 amending the Facility Agreement, dated as of May 15, 2009, between Array BioPharma Inc. and Deerfield Private Design Fund, L.P., and Deerfield Private Design International, L.P., and amending the Facility Agreement, dated as of April 29, 2008, between Array BioPharma Inc. and Deerfield Private Design Fund, L.P., and Deerfield Private Design International, L.P.

10.54	Form Amendment No. 1 to Warrants to Purchase Common Stock of Array BioPharma Inc.

99.1	Press Release Announcing Offering and Amendment to Facility Agreements and Warrants.